                                                                    EXHIBIT 3.19

ARTICLES OF INCORPORATION             Provided by:  EVAN BAYH
State Form 4159 (R6 / 3-88)                         Secretary of State
                                                    Room 155, State House
INSTRUCTIONS: Use 8 1/2x11 inch                     Indianapolis, Indiana 46204
    white paper for inserts. Filing                 (317) 232-6576
    requirements - Present original
    and one copy to the address in                  Indiana Code 23-1-21-2
    the upper right corner of this
    form.                                           FILING FEE $90.00

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                         ARTICLES OF INCORPORATION OF
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(Indicate the appropriate act)
   The undersigned desiring to form a corporation (herein after referred to as "Corporation") pursuant to the provisions of:

  [XX] Indiana Business Corporation Law

  [  ] Indiana Professional Corporation Act 1983

  As amended, executes the following Articles of Incorporation:
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                             ARTICLE I NAME
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Name of Corporation

  M P Acquisition Corp.
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(The name must contain the word "Corporation," "Incorporated," "Limited,"
"Company" or an abbreviation of one of those words.)

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                    ARTICLE II REGISTERED OFFICE AND AGENT
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(The street address of the corporation's initial registered office in Indiana and the name of its initial registered agent at that office is:)
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Name of Agent

  Richard E. Summers
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Street Address of Registered Office                           Zip Code

  27217 County Road 6, Elkhart, IN                              46514
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                         ARTICLE III AUTHORIZED SHARES
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Number of Shares: 1,000
                 --------------------------------------------------------------
                 If there is more than one class of shares, shares with rights and preferences, list such information on "Exhibit A."

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                           ARTICLE IV INCORPORATORS
   (The name(s) and address(es) of the incorporator(s) of the corporation:)
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NAME                    NUMBER AND STREET       CITY        STATE      ZIP CODE
                          OR BUILDING
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  Richard E. Summers     27217 Cty Rd 6         Elkhart       IN          46514
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In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this
15th day of January, 1993.
-----       --------------

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Signature                               Printed Name

  /s/ Richard E. Summers                  Richard E. Summers, Attorney
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This instrument was prepared by (Name)

  Richard E. Summers, Attorney
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Address (Street, Number, City and State)                     Zip Code

  27217 County Road 6, Elkhart, IN                            46514
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

ARTICLES OF AMENDMENT OF THE       Provided by:  EVAN BAYH
ARTICLES OF INCORPORATION
State Form 38333 (RA / 6-88)                     Secretary of State
 Approved by State Board of                      Room 155, State House
 Accounts, 1988.                                 Indianapolis, Indiana 46204
                                                 (317) 232-6576
INSTRUCTIONS: Use 8 1/2x11 inch                  Indiana Code 23-1-38-1 et seq.
    white paper for inserts. Filing
    requirements - Present original              FILING FEE $90.00
    and one copy to the address in
    the upper right corner of this
    form.

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                         ARTICLES OF AMENDMENT OF THE
                         ARTICLES OF INCORPORATION OF:
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The undersigned officers of

                M P Acquisition Corp.
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(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)
      [XX] Indiana Business Corporation Law
      [ ] Indiana Professional Corporation Act of 1988 as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

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                            ARTICLE I Amendment(s)
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SECTION 1  The date of incorporation of the corporation is:

   1-15-93

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SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

   Design Components, Inc.
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SECTION 3

  The exact text of Article(s)_______________________of the Articles of Incorporation is now as follows:


                            Design Components, Inc.


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SECTION 4  Date of each amendment's adoption:

                 Article 1    10-7-93
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

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                    ARTICLE II Manner of Adoption and Vote
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SECTION 1  Action by Directors:

    The Board of Directors of the Corporation duly adopted a resolution proposing to amend the terms and provisions of Article (s) 1 of the Articles of Incorporation and directing
                             ---
a meeting of the Shareholders, to be held on 10-7-93, allowing such Shareholders
                                             -------
to vote on the proposed amendment.

The resolution was adopted by: (select appropriate paragraph)
   (a) Vote of the Board of Directors at a meeting held on October 6, 1993
                                                           --------------------
       at which a quorum of such Board was present.

   (b) Written consent executed on N/A, 19  , and signed by all members of the
                                  -----  --
       Board of Directors.

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SECTION 2  Action by Shareholders:

       The Shareholders of the Corporation entitled to vote in respect of the Articles of Amendment adopted the proposed amendment.

The amendment was adopted by: (select appropriate paragraph)

   (a) Vote of such Shareholders during the meeting called by the Board of Directors. The result of such vote is as follows:

                                                   TOTAL
                                             ------------------
               SHAREHOLDERS ENTITLED TO VOTE:    100 Shares
                                             ------------------
               SHAREHOLDERS VOTED IN FAVOR:      100 Shares
                                             ------------------
               SHAREHOLDERS VOTED AGAINST:       -0-
                                             ------------------


   (b) Written consent executed on N/A , 19 , and signed by all such Shareholders
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SECTION 3  Compliance with Legal Requirements.

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.
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ARTICLE III Statement of Changes Made With Respect to Any Increase In The Number
            of Shares Heretofore Authorized
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        Aggregate Number of Shares
        Previously Authorized              1,000
                                      --------------------
        Increase (indicate "o" or
        "N/A" if no increase)              N/A
                                      --------------------

        Aggregate Number of Shares
        To Be Authorized After
        Effect of This Amendment           1,000
                                      --------------------

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I hereby verify subject to the penalties of perjury that the facts contained herein are true.

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Current Officer's Signature                Officer's Name Printed

    /s/ Richard E. Summers                     Richard E. Summers
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Officer's Title

   Vice President